OPERATING LEASES	6 Months Ended
Jun. 30, 2025
Operating Leases
OPERATING LEASES

11. OPERATING LEASES

The Company leased specific and identifiable wall spaces with a certain dimension in commercial and residential building lobbies, inside elevators, elevator waiting areas, and various places to install the new media advertising display terminals without substitution for purpose of broadcasting advertisements paid by the customers to promote their businesses or special events. The lease terms with negotiated payment terms range from one year to three years, and the rental costs vary depending on the number of spots where the display terminals are installed and the duration of the leases.

The Company has elected to apply the short-term lease exception to all leases with a term of one year or less.

The Company incurred rent expenses of approximately $nil and $6,000 for short-term lease for the period ended June 30, 2025 and 2024, respectively.